Exhibit 99.1

Getty Images Announces Final Results of Exchange Offer and Consent Solicitation

October 20, 2025

Getty Images Holdings, Inc. (NYSE: GETY) (“Getty Images”) announced today the final results of the previously announced offer by Getty Images, Inc. (the “Issuer”), an indirect wholly owned subsidiary of Getty Images, to exchange (the “Exchange Offer”) any and all of the Issuer’s issued and outstanding unsecured 9.750% Senior Notes due 2027 (the “Old Notes”) for newly issued unsecured 14.000% Senior Notes due 2028 (the “New Notes”) of the Issuer and the related solicitation of consents (the “Consent Solicitation”) to certain proposed amendments to the terms of the indenture governing the Old Notes. The Exchange Offer and Consent Solicitation were made pursuant to the terms of and subject to the conditions set forth in a confidential Offering Memorandum and Consent Solicitation Statement, dated September 18, 2025 (the “Offering Memorandum”).

According to Accuratus Tax and CA Services LLC, using the commercial names “Bondholder Communications Group” or “BondCom”, the information and exchange agent for the Exchange Offer and Consent Solicitation (the “Information and Exchange Agent”), as of 5:00 p.m., New York City time, on October 17, 2025 (the Expiration Time”), the principal amount of Old Notes set forth in the table below had been validly tendered and not validly withdrawn (and consents thereby deemed validly given and not validly revoked) in the Exchange Offer and the Consent Solicitation:

Old Notes to be Exchanged	CUSIP / ISIN Nos. of Old Notes	Aggregate Principal Amount Tendered and Accepted	Percent of Old Notes Tendered and Accepted and Consents Delivered At Expiration
9.750% Senior Notes due 2027	144A CUSIP: 374276AJ2 144A ISIN: US374276AJ21 Reg S CUSIP: U3742LAA5 Reg S ISIN: USU3742LAA53	$294,686,000	98.23%

The Issuer has accepted all tendered Old Notes. As a result, the Issuer will issue New Notes in an aggregate principal amount of $294,686,000 in exchange for the tendered Old Notes. The settlement date for the Exchange Offer is expected to be October 21, 2025. Following the settlement date, $5,314,000 aggregate principal amount of Old Notes will remain outstanding.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the New Notes. The Exchange Offer and Consent Solicitation were only made pursuant to the Offering Memorandum. The Exchange Offer was not made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

The complete terms and conditions of the exchange offer and a related consent solicitation were set forth in the Offering Memorandum.

No Registration

The New Notes will not be registered under the Securities Act, or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof. Accordingly, the New Notes are being offered and issued only (i) to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) to non-“U.S. persons” who are outside the United States (as defined in Regulation S under the Securities Act).

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity, the entry into the third supplemental indenture and implementation of the proposed amendments, the settlement of the Exchange Offer and Consent Solicitation, the issuance of the New Notes and the payment of the total consideration and accrued and unpaid interest. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Getty Images and the Issuer and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Getty Images and the Issuer.

These forward-looking statements are subject to a number of risks and uncertainties, including: the risks and uncertainties associated with the Exchange Offer, the risk of termination of the Exchange Offer and any adverse effects on Getty Images and the Issuer of any such termination and other risks and uncertainties identified in “Item 1A. Risk Factors” of Getty Images’ most recently filed Annual Report on Form 10-K (the “2024 Form 10-K”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this press release are more fully described under the heading “Item 1A Risk Factors” in the 2024 Form 10-K and in our other filings with the SEC. The risks described under the heading “Item 1A Risk Factors” in the 2024 Form 10-K and other filings with the SEC are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Getty Images or the Issuer assess the impact of all such risk factors on their business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward looking statements attributable to Getty Images or the Issuer or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Getty Images and the Issuer undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, the statements of belief and similar statements reflect the beliefs and opinions of Getty Images and the Issuer on the relevant subject. These statements are based upon information available to Getty Images and the Issuer, as applicable, as of the date of this press release, and while they believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that Getty Images and the Issuer have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

About Getty Images

Getty Images (NYSE: GETY) is a preeminent global visual content creator and marketplace that offers a full range of content solutions to meet the needs of any customer around the globe, no matter their size. Through its Getty Images, iStock and Unsplash brands, websites and APIs, Getty Images serves customers in almost every country in the world and is the first-place people turn to discover, purchase and share powerful visual content from the world’s best photographers and videographers. Getty Images works with almost 600,000 content creators and more than 355 content partners to deliver this powerful and comprehensive content. Each year Getty Images covers more than 160,000 news, sport and entertainment events providing depth and breadth of coverage that is unmatched. Getty Images maintains one of the largest and best privately-owned photographic archives in the world with millions of images dating back to the beginning of photography.

Through its best-in-class creative library and Custom Content solutions, Getty Images helps customers elevate their creativity and entire end-to-end creative process to find the right visual for any need. With the adoption and distribution of generative AI technologies and tools trained on permissioned content that include indemnification and perpetual, worldwide usage rights, Getty Images and iStock customers can use text to image generation to ideate and create commercially safe compelling visuals, further expanding Getty Images capabilities to deliver exactly what customers are looking for.

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Investor Contact Getty Images:

Steven Kanner
Investorrelations@gettyimages.com

Media Contact Getty Images:

Julia Holmes

Julia.Holmes@gettyimages.com

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